                                   EXHIBIT 99


      Trustee's Remittance Report in respect of the August Remittance Date.

                   [ THIS SPACE IS INTENTIONALLY LEFT BLANK ]

================================================================================
                         FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                         EQUICREDIT FUNDING TRUST 1996-A
================================================================================

                                                 PYMT PER FROM DATE                        January 15, 1997
                                                 PYMT PER TO DATE                          February 18, 1997


                                                                                   PER $1,000           PER $1,000
                                                                                  ORIGINAL BAL          ORIGINAL BAL
                                                                                   CLASS A-1             CLASS A-2
                                                                                 72,800,000.00         37,600,000.00
CLASS A-1 PRINCIPAL BALANCE (Beginning)                    62,158,859.19          853.83048338
CLASS A-2 PRINCIPAL BALANCE (Beginning)                    37,600,000.00                               1000.00000000
CLASS A-3 PRINCIPAL BALANCE (Beginning)                    24,200,000.00
CLASS A-4 PRINCIPAL BALANCE (Beginning)                     9,250,000.00
CLASS A-5 PRINCIPAL BALANCE (Beginning)                    13,794,000.00
CLASS A-6 PRINCIPAL BALANCE (Beginning)                    12,257,397.64
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)             147,002,859.19         2019.27004382         3909.65051037
Variable Rate POOL PRINCIPAL BALANCE (Beginning)           12,257,397.64
Total POOL PRINCIPAL BALANCE (Beginning)                  159,260,256.83         2187.64089052         4235.64512846

     MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS                                       50
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES PREPAYING         2,785,182.62           38.25800302
PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING            562,804.55
PRINCIPAL BALANCE OF MORTGAGES PREPAYING                    3,347,987.17

AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED                     19,070.53            0.26195783
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED                     200.00
TOTAL AMOUNT OF CURTAILMENTS RECEIVED                          19,270.53

AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -
MONTHLY PAYMENTS RECEIVED - Fixed Rate Pool                   169,342.55            2.32613393
MONTHLY PAYMENTS RECEIVED - Var. Rate Pool                      5,691.68
MONTHLY PAYMENTS RECEIVED - Total Pool                        175,034.23

ENDING CLASS A-1 PRINCIPAL BALANCE                         59,185,263.49          812.98438860
ENDING CLASS A-2 PRINCIPAL BALANCE                         37,600,000.00                               1000.00000000
ENDING CLASS A-3 PRINCIPAL BALANCE                         24,200,000.00
ENDING CLASS A-4 PRINCIPAL BALANCE                          9,250,000.00
ENDING CLASS A-5 PRINCIPAL BALANCE                         13,794,000.00
ENDING CLASS A-6 PRINCIPAL BALANCE                         11,688,701.41
Fixed Rate POOL PRINCIPAL BALANCE (Ending)                144,029,263.49         1978.42394904         3830.56551835
Variable Rate POOL PRINCIPAL BALANCE (Ending)              11,688,701.41
Total POOL PRINCIPAL BALANCE (Ending)                     155,717,964.90         2138.98303434         4141.43523670

                                                            PER $1,000          PER $1,000           PER $1,000
                                                           ORIGINAL BAL        ORIGINAL BAL         ORIGINAL BAL
                                                            CLASS A-3           CLASS A-4             CLASS A-5
                                                          24,200,000.00        9,250,000.00         13,794,000.00

CLASS A-1 PRINCIPAL BALANCE (Beginning)
CLASS A-2 PRINCIPAL BALANCE (Beginning)
CLASS A-3 PRINCIPAL BALANCE (Beginning)                   1000.00000000
CLASS A-4 PRINCIPAL BALANCE (Beginning)                                       1000.00000000
CLASS A-5 PRINCIPAL BALANCE (Beginning)                                                             1000.00000000
CLASS A-6 PRINCIPAL BALANCE (Beginning)
Fixed Rate POOL PRINCIPAL BALANCE (Beginning)             6074.49831364      15892.20099351        10657.01458533
Variable Rate POOL PRINCIPAL BALANCE (Beginning)
Total POOL PRINCIPAL BALANCE (Beginning)                  6581.00234835      17217.32506270        11545.61815499


MORTGAGES:
NUMBER OF PRINCIPAL PREPAYMENTS
PRINCIPAL BALANCE OF Fixed Rate MORTGAGES PREPAYING
PRINCIPAL BALANCE OF Var. Rate MORTGAGES PREPAYING
PRINCIPAL BALANCE OF MORTGAGES PREPAYING

AMOUNT OF Fixed Rate CURTAILMENTS RECEIVED
AMOUNT OF Variable Rate CURTAILMENTS RECEIVED
TOTAL AMOUNT OF CURTAILMENTS RECEIVED

AGGREGATE AMOUNT OF PRINCIPAL PORTION OF -
MONTHLY PAYMENTS RECEIVED - Fixed Rate Pool
MONTHLY PAYMENTS RECEIVED - Var. Rate Pool
MONTHLY PAYMENTS RECEIVED - Total Pool

ENDING CLASS A-1 PRINCIPAL BALANCE
ENDING CLASS A-2 PRINCIPAL BALANCE
ENDING CLASS A-3 PRINCIPAL BALANCE                        1000.00000000
ENDING CLASS A-4 PRINCIPAL BALANCE                                            1000.00000000
ENDING CLASS A-5 PRINCIPAL BALANCE                                                                  1000.00000000
ENDING CLASS A-6 PRINCIPAL BALANCE
Fixed Rate POOL PRINCIPAL BALANCE (Ending)                5951.62245826      15570.73118811        10441.44290924
Variable Rate POOL PRINCIPAL BALANCE (Ending)
Total POOL PRINCIPAL BALANCE (Ending)                     6434.62664876      16834.37458378        11288.81868204